EXHIBIT 32.1
CERTIFICATION
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), William Heye, Chief Executive Officer of BackWeb Technologies Ltd. (the “Company”), and Michael Herrinton, Interim Chief Financial Officer of the Company, each hereby certify that, to the best of his knowledge:
     1. The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2007, and to which this Certification is attached as Exhibit 32.1 (the “Quarterly Report”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and
     2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     IN WITNESS WHEREOF, the undersigned have set their hands hereto as of August 14, 2007.

/s/ WILLIAM HEYE William Heye
Chief Executive Officer
(Principal Executive Officer)

/s/ MICHAEL HERRINTON
Michael Herrinton
Interim Chief Financial Officer
(Principal Financial Officer)